Tangible Equity Units	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Tangible Equity Units
Note 13—Tangible Equity Units
In 2016, we issued 4.6 million, 7 percent tangible equity units (“TEUs”) at $100 per unit and received proceeds of $443 million, net of issuance costs of $17 million.
Each TEU is comprised of: (i) a prepaid SPC issued by Dynegy, and (ii) an amortizing note (“Amortizing Note”), with an initial principal amount of $18.95 that pays an equal quarterly cash installment of $1.75 per Amortizing Note on January 1, April 1, July 1, and October 1 of each year, with the exception of the first installment payment of $1.94 due on October 1, 2016. In the aggregate, the annual quarterly cash installments are equivalent to a 7 percent cash payment per year. Each installment cash payment constitutes a payment of interest and a partial repayment of principal. Each TEU may be separated by a holder into its constituent SPC and Amortizing Note after the initial issuance date of the TEUs, and the separate components may be combined to create a TEU after the initial issuance date, in accordance with the terms of the SPC. The TEUs are listed on the New York Stock Exchange under the symbol “DYNC”.
We allocated the proceeds from the issuance of the TEUs, including other fees and expenses, to equity and debt based on the relative fair value of the respective components of each TEU as follows:

(in millions, except price per TEU)	SPC	Amortizing Note	Total
Price per TEU	$81	$19	$100

Gross proceeds	$373	$87	$460
Less: Issuance costs	(14)	(3)	(17)
Net proceeds	$359	$84	$443

The fair value of the SPCs was recorded as additional paid in capital, net of issuance costs. The fair value of the Amortizing Notes was recorded as debt, with deferred financing costs recorded as a reduction of the carrying amount of the debt in our consolidated balance sheet. Deferred financing costs related to the Amortizing Notes will be amortized through the maturity date using the effective interest rate method.
Unless settled early at the holder’s or Dynegy’s election or redeemed by Dynegy in connection with an acquisition termination redemption, on July 1, 2019, Dynegy will deliver to the SPC holders a number of shares of common stock based on the 20 day volume-weighted average price (“VWAP”) of our common stock as follows:

VWAP of Dynegy Common Stock	Common Shares Issued
Equal to or greater than $19.92	5.0201 shares (minimum settlement rate)
Less than $19.92, but greater than $16.13	$100 divided by VWAP
Less than or equal to $16.13	6.1996 shares (maximum settlement rate)

In addition, on any business day during the period beginning on, and including, the business day immediately following the date of initial issuance of the TEUs to, but excluding, the third business day immediately preceding the mandatory settlement date, any holder of an SPC may settle any or all of its SPCs early, and Dynegy will deliver a number of shares of Common Stock equal to the minimum settlement rate.  Additionally, the SPCs may be redeemed in the event of a fundamental change or under an acquisition termination event, both as defined in the SPC.